UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2026 ( February 3, 2026)

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 3, 2026, Antero Resources Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting that on February 3, 2026, the Company completed the previously announced acquisition of HG Energy II Production Holdings, LLC (“HG Production”) from HG Energy II LLC (“HG Energy”) for cash consideration of approximately $2.8 billion (the “Acquisition”), as contemplated by the Membership Interest Purchase Agreement, dated December 5, 2025, by and among the Company, HG Energy, HG Production, HG Energy II Midstream Holdings, LLC and Antero Midstream Partners LP.

On January 28, 2026, the Company issued $750 million aggregate principal amount of 5.400% senior notes due February 1, 2036 (the “2036 Notes”) at a price of 99.869% of par. Additionally, on February 3, 2026, substantially concurrently with the consummation of the Acquisition, the Company entered into an unsecured three year term loan facility in an aggregate principal amount of $1.5 billion with the lenders party thereto and Royal Bank of Canada, as administrative agent, and borrowed $1.5 billion in a single borrowing (the “Term Loan”). The Acquisition was funded with net proceeds of the 2036 Notes, borrowings under the Term Loan, borrowings under the Company’s senior unsecured revolving credit facility and restricted cash (collectively, the “Financing Transactions”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Filing to provide the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K. No other modifications to the Original Filing are being made by this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business or Funds Acquired.

The audited consolidated financial statements of HG Production as of and for the year ended December 31, 2025, including the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, giving effect to the Acquisition and the Financing Transactions as if each transaction had been completed on December 31, 2025, and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2025, giving effect to the Acquisition and the Financing Transactions as if each transaction had been completed on January 1, 2025, including the notes thereto, are contained in Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, P.C.
23.2	Consent of Cawley, Gillespie & Associates.
99.1	Audited consolidated financial statements of HG Production as of and for the year ended December 31, 2025, including notes thereto.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2025, including notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ Brendan E. Krueger
Brendan E. Krueger
Chief Financial Officer and Senior Vice President—Finance and Treasurer
Dated: April 17, 2026

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